UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

LEXEO THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a‑6(i)(4) and 0‑11.

345 Park Avenue South,

Floor 6

New York, New York 10010

(212) 547-9879

Dear Stockholders of Lexeo Therapeutics, Inc.:

We are pleased to invite you to attend the 2026 Annual Meeting Stockholders of Lexeo Therapeutics, Inc. (the “Annual Meeting”) to be held on Thursday, June 25, 2026, at 10:00 a.m., Eastern. The Annual Meeting will be a virtual meeting conducted exclusively via the Internet. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet or by mailing a proxy or voting instruction card. Voting over the Internet or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

We are also pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or around May 12, 2026, we will mail our stockholders a notice containing instructions on how to access our proxy materials and Annual Report for the fiscal year ended December 31, 2025 and vote online. The notice also provides instructions on how to vote online, by phone or by mail, and includes instructions on how you can receive a paper copy of proxy materials by mail.

At this year’s Annual Meeting, the agenda includes the following proposals:

Proposal	Board Recommendation
Election of R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley as Class III directors	FOR
Ratification of KPMG LLP as our independent registered public accounting firm	FOR

Thank you for your ongoing support of and continued interest in Lexeo Therapeutics, Inc.

Sincerely,

R. Nolan Townsend

Chief Executive Officer and Director

LEXEO THERAPEUTICS, INC.
345 Park Avenue South,

Floor 6

New York, New York 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2026

Time and Date	10:00 a.m., Eastern, on Thursday, June 25, 2026.
Place	www.virtualshareholdermeeting.com/LXEO2026
Items of Business

1. To elect three Class III directors, R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley, to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified;

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

3. To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

Adjournment and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a stockholder as of the close of business on May 7, 2026.
Availability of Proxy Materials and Annual Report

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 12, 2026 to all stockholders entitled to vote at the Annual Meeting.

The proxy materials and our annual report can be accessed by visiting ir.lexeotx.com.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and our Annual Meeting” beginning on page 1 of the accompanying proxy statement and the instructions on the proxy or voting instruction card. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By order of the Board of Directors,

Louis Tamayo

Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on June 25, 2026:
This Notice of 2026 Annual Stockholders’ Meeting and Proxy Statement and
Fiscal Year 2025 Annual Report on Form 10-K are available
at http://www.proxyvote.com

-i-

-ii-

LEXEO THERAPEUTICS, INC.
345 Park Avenue South,

Floor 6

New York, New York 10010
PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
To be held at 10:00 am, Eastern, on Thursday, June 25, 2026

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

The board of directors of Lexeo Therapeutics, Inc., a Delaware corporation (“Lexeo Therapeutics,” the “Company,” “we,” “us,” or “our”), has made these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) which will take place on Thursday, June 25, 2026 at 10:00 a.m., Eastern.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on May 12, 2026 to all of our stockholders as of May 7, 2026 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice.

What proposals will be voted on at the Annual Meeting?

For stockholders to vote on the following proposals to:

•
elect R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley as Class III directors;
•
ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•
transact any other business as may properly come before the Annual Meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley as Class III directors; and
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice and may vote their shares at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. As of the close of business on April 24, 2026, there were 78,520,587 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the “beneficial owner” of shares held in street name, and the Notice was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

How can I vote my shares?

The instructions for accessing proxy materials and voting can be found in the Notice that you received either by mail or e-mail. In order to access proxy materials and vote, you will need the control number provided on the Notice. There are four ways a stockholder of record can vote:

(1)
By Internet: You may vote over the Internet by following the instructions provided in the Notice or if you requested printed copies of proxy materials, the instructions provided in the proxy card.
(2)
By Telephone: You can vote by telephone by following the instructions in the Notice or if you requested printed copies of proxy materials, the instructions provided in the proxy card.
(3)
By Mail: If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.
(4)
During the meeting: If you are a stockholder as of the Record Date, you may vote online during the Annual Meeting by following the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/LXEO2026, starting at 10:00 a.m., Eastern, on Thursday, June 25, 2026. The webcast will open 15 minutes before the start of the Annual Meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person. You may also be represented by another person at the Annual Meeting by executing a legal proxy designating that person.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern, on Wednesday, June 24, 2026. If you vote by telephone or Internet, you do not need to return your proxy card or voting instruction card. Proxies submitted by mail must be received before the start of the virtual Annual Meeting. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of telephone or Internet voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or the Notice indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Annual Meeting with the control number indicated on that voting instruction form or Notice of Internet Availability of Proxy Materials. Otherwise, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee. All shares that have been properly voted and not revoked will be cast as votes at the Annual Meeting.

What happens if I decide to attend the virtual Annual Meeting, but I have already voted or submitted a proxy covering my shares?

You may still attend the virtual Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Where will the Annual Meeting be held?

The Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/LXEO2026.

Why is the Annual Meeting a virtual, online meeting?

We have decided to hold the Annual Meeting virtually this year and there will not be a physical location for attending the 2026 Annual Meeting. We believe that by conducting our Annual Meeting solely online via the Internet, we eliminate many of the costs associated with a physical meeting. We also anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders, all while reducing the environmental impact of the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person, by remote communication, if applicable, or by proxy duly authorized, of a majority of the outstanding shares of stock entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of the Class III director nominees named in this proxy statement; and
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting; or
•
delivering a written notice of revocation to our corporate secretary at Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010, Attention: Corporate Secretary, which must be received prior to the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What if I have technical difficulties or trouble accessing the virtual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page. Technical support will be available starting at 9:45 a.m., Eastern, on Thursday, June 25, 2026.

How do I attend, participate in, and ask questions during the virtual Annual Meeting online?

We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the virtual Annual Meeting live online at www.virtualshareholdermeeting.com/LXEO2026. The meeting will start at 10:00 a.m., Eastern, on Thursday, June 25, 2026. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. We urge you to submit your proxy as soon as possible. We recommend that you log in before 10:00 a.m., Eastern, to ensure you are logged in when the Annual Meeting starts. Online check-in will begin at 9:45 a.m., Eastern, and you should also allow ample time for the online check-in procedures.

If you would like to submit a question during the Annual Meeting, you may log in at www.virtualshareholdermeeting.com/LXEO2026 using your 16-digit control number, click on the “Q&A” button to open the panel, enter your question in the field labeled “ASK a question” and click “SUBMIT.”

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•
You may submit questions and comments electronically through the meeting portal or by calling the toll-free number listed there during the Annual Meeting.
•
Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments.
•
Please direct all questions to R. Nolan Townsend, our Chief Executive Officer and Director.
•
Please include your name and affiliation, if any, when submitting a question or comment.
•
Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.
•
Questions may be grouped by topic by our management.
•
Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
•
Be respectful of your fellow stockholders and Annual Meeting participants.
•
No audio or video recordings of the Annual Meeting are permitted.

What is the effect of giving a proxy?

Proxies are solicited on behalf of the Company and our board of directors. R. Nolan Townsend, our Chief Executive Officer and Director, and Louis Tamayo, our Chief Financial Officer, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available online during the Annual Meeting at www.virtualshareholdermeeting.com/LXEO2026, for those stockholders attending the Annual Meeting. A list of names of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the Annual Meeting between the hours of 9:30 a.m. and 4:30 p.m., Eastern, at our principal executive offices at 345 Park Avenue South, Floor 6, New York, New York 10010, by contacting our corporate secretary.

How many shares are required to approve the proposals being voted upon at the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Assuming there is a proper quorum of shares represented at the Annual Meeting, the voting requirements for approval of the proposals at the Annual Meeting are as follows:

Proposal	Vote required
1. Election of directors	Plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote
2. Ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2026	Majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote

Could other matters be decided at the Annual Meeting?

At the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Our directors, senior executives or employees, acting without special compensation, may also solicit proxies. Proxies may be solicited by personal interview, mail, electronic transmission, facsimile transmission or telephone. We are required to send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

Who will count the votes?

Lexeo Therapeutics has designated Kathryn Wheadon from Broadridge Financial Solutions, Inc. as the Inspector of Election who will tabulate the votes.

How can I contact Lexeo Therapeutics’ transfer agent?

You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449, or by writing Equiniti Trust Company, LLC, Attn: EQ - Automated OnBase Scanning Team, at 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What does it mean if I receive more than one Notice or more than one set of printed proxy materials?

If you receive more than one Notice or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one copy of the Notice or proxy statement and annual report. How may I obtain an additional copy of the Notice or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice proxy statement and annual report, as applicable, you may contact us as follows:

Lexeo Therapeutics, Inc.
Attention: Corporate Secretary
345 Park Avenue South, Floor 6

New York, New York 10010

Tel: (212) 547-9879

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our board of directors currently consists of nine members. Our directors are divided into three classes serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our board of directors.

The principal occupations and certain other information about the nominees and the additional members of our board of directors (including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below.

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
R. Nolan Townsend	III	46	Chief Executive Officer and Class III Director	2020	2026	2029
Paula HJ Cholmondeley (1)	III	78	Class III Director	2021	2026	2029
Brenda Cooperstone, M.D. (3)(4)	III	61	Class III Director	2023	2026	2029
Continuing Directors
Steven Altschuler, M.D. (2)(4)	II	72	Chairman of the Board of Directors and Class II Director	2021	2028	—
Mette Kirstine Agger (1)(3)	I	61	Class I Director	2020	2027	—
Reinaldo Diaz (1)(2)	II	72	Class II Director	2022	2028	—
Laura Sepp-Lorenzino, Ph.D.(4)	II	65	Class II Director	2026	2028	—
Tolga Tanguler (2)	I	53	Class I Director	2024	2027	—
Tim Van Hauwermeiren (3)	I	54	Class I Director	2024	2027	—

(1)
Member of the audit committee
(2)
Member of the compensation committee
(3)
Member of the nominating and corporate governance committee
(4)
Member of the science and technology committee

Nominees for Election to a Three-Year Term Ending at the 2029 Annual Meeting

R. Nolan Townsend has served as our Chief Executive Officer and as a member of our board of directors since January 2020. Before joining Lexeo, Mr. Townsend was at Pfizer Inc., a global pharmaceutical company, from 2008 to December 2019, where he held several roles of increasing responsibility. Most recently, he served as President of Pfizer Rare Disease for the North America region from 2018 to 2020. In that role, Mr. Townsend was responsible for overseeing the division’s overall strategy, cross functional organization and operating budget. Mr. Townsend also currently serves on the board of Arbor Biotechnologies, a private genetic medicine company, and on the board of directors of the Biotechnology Innovation Organization, an advocacy association representing the biotechnology industry. Mr. Townsend received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the Harvard Business School. Our board of directors believes Mr. Townsend is qualified to serve on our board of directors because of his role as our Chief Executive Officer and his experience as a founder and executive in the biopharmaceutical industry.

Paula HJ Cholmondeley has served as a member of our board of directors since November 2021. Ms. Cholmondeley has been the Chief Executive Officer of the Sorrel Group, a strategy and corporate governance consulting firm, since January 2004 and has been a part time faculty member of the National Association of Corporate Directors, or NACD, a corporate governance association, since June 2008. Ms. Cholmondeley is a NACD Certified Director and has been elected to the NACD Directorship 100. She is a former Chief Financial Officer of Independence Blue Cross LLC, a private insurance agency. She is also a former Certified Public Accountant. She has also held several executive roles in the industrial products industry. Ms. Cholmondeley has served on the boards of directors of the Bank OZK, a regional bank headquartered in Little Rock, Arkansas, since May 2016, of Terex Corporation, a public manufacturing company, since 2004, and of Nationwide Mutual Funds, an investment firm, from 2002 to 2022. Ms. Cholmondeley holds a B.S. in Accounting from Howard University and an M.S. from the Wharton School of the University of Pennsylvania. Our board of directors believes Ms. Cholmondeley is qualified to serve on our board of directors because of her financial leadership experience and her leadership on public boards of directors.

Brenda Cooperstone, M.D. has served as a member of our board of directors since August 2023. Dr. Cooperstone previously held various leadership positions at Pfizer Inc., a global biopharmaceutical company, including as Senior Vice President and Chief Development Officer for Rare Disease in Global Product Development from May 2016 to December 2022, and Head of Development for Rare Disease in Global Product Development from November 2015 to May 2016. Dr. Cooperstone has served as a member of the board of directors of Senti Biosciences, Inc., a public biotech company, since October 2019 and Gandeeva Therapeutics, a private biotech company, since January 2023. Dr. Cooperstone started her career in the pharmaceutical industry at Wyeth Pharmaceuticals Inc. in 1999 and joined Pfizer Inc. when it acquired Wyeth Pharmaceuticals, Inc. in 2009. Dr. Cooperstone earned her M.D. from McGill University and completed her residency in pediatrics at the Montreal Children’s Hospital, her clinical fellowship in pediatric nephrology at Children’s Hospital of Philadelphia and a research fellowship at the University of Pennsylvania’s Renal Electrolyte division. Our board of directors believes Dr. Cooperstone is qualified to serve on our board of directors because of her extensive experience in the pharmaceutical industry and experience in public and private company board leadership.

Directors Continuing in Office

Steven Altschuler, M.D. has served as the Chairman of our board of directors since January 2021. Dr. Altschuler has served as a Managing Director, Healthcare Ventures, of Ziff Capital Partners, a private investment firm, since May 2018. He previously served as a consultant to the University of Miami Health Care System from September 2017 through December 2017, the Chief Executive Officer of the University of Miami Health Care System and Executive Vice President for Healthcare at the University of Miami from January 2016 to September 2017, and the Chief Executive Officer of The Children’s Hospital of Philadelphia, or CHOP, from April 2000 until June 2015. Prior to assuming the role of Chief Executive Officer, Dr. Altschuler held several positions at CHOP and the Perelman School of Medicine at the University of Pennsylvania, including Physician-in-Chief/Chair of Pediatrics and chief of the Division of Gastroenterology, Hepatology and Nutrition. Dr. Altschuler has served as a director of WW International, Inc., a public weight management company, since September 2012, as a director of Orchard Therapeutics plc, a private biotech company, from January 2020 until it was acquired in January 2024, and as a director of 89bio, Inc., a public biopharmaceutical company, since March 2020. He previously served as Chair of the board of directors of Spark Therapeutics, Inc., a private biotech company, from March 2013 to December 2019, as a director of Mead Johnson Nutrition from 2009 to 2019 and as a director of Adtalem Global Education Inc., a public education company, from May 2018 to May 2020. Dr. Altschuler received a B.A. in Mathematics and an M.D. from Case Western Reserve University. Our board of directors believes Dr. Altschuler is qualified to serve on our board of directors because of his experience holding senior leadership positions within biotechnology companies and his role on public and private boards of directors, as well as his experience investing in healthcare companies.

Mette Kirstine Agger has served as a member of our board of directors since November 2020. Ms. Agger has served as Chief Executive Officer and Strategic Advisor of Esrum Biotech since March 2022. From 2009 to 2022, Ms. Agger served as a Senior Advisor and Managing Partner of Lundbeckfonden Biocapital (formerly Lundbeckfonden Ventures), a life sciences venture capital fund. Prior to joining Lundbeckfonden Biocapital, Ms. Agger co-founded 7TM A/S, a biotech company engaged in therapeutic drug discovery and development in 2000, and served as its Chief Executive Officer from founding to 2009. Ms. Agger served on the board of Trevi Therapeutics, Inc., a public life sciences company, from July 2017 to June 2019 and Veloxis Pharmaceuticals A/S, a public pharmaceutical company from April 2010 to December 2019, and served on the board of directors of Imara Inc., a public biopharmaceutical company from January 2016 to June 2020 and scPharmaceuticals Inc., a public pharmaceutical company, from March 2014 to November 2025. Ms. Agger received her M.Sc. in Biology from the University of Copenhagen and received her M.B.A. from Henley Business School at the University of Reading. Our board of directors believe Ms. Agger is qualified to serve on our board of directors because of her experience holding senior leadership positions within biotechnology companies and her role on public boards of directors, as well as her experience investing in healthcare companies.

Reinaldo Diaz has served as a member of our board of directors since February 2022. Mr. Diaz previously served as a Venture Partner at Longitude Capital, a healthcare venture capital firm from 2015 to 2023, and he currently serves as the Chief Executive Officer of Opna Bio, a Longitude Capital portfolio company. Mr. Diaz has also served as a Managing Director of DA Advisors, LLC since 2005, providing strategic and financial advice primarily to life science companies. From 2008 to 2018, Mr. Diaz served as a managing director at Auven Therapeutics, a private equity firm focusing on life science companies. From 1996 to 2005, Mr. Diaz served as a managing member and co-founder of Diaz & Altschul Capital Management, LLC, an asset management firm focusing on healthcare companies. Prior to that, Mr. Diaz served as a managing director and head of the healthcare group at Schroder Wertheim & Co., Inc., and in various roles at PaineWebber Development Corporation, including as president. Mr. Diaz currently serves on the board of directors of Inozyme Pharma, Inc., a public pharmaceutical company, and the board of directors of RheumaLogics ApS, a private biotech company. Mr. Diaz received a B.A. in General Studies from Harvard University and an M.B.A. from Harvard Business School. Our board of directors believes Mr. Diaz is qualified to serve as a director because of his experience in the life sciences industry and in public and private company board leadership.

Laura Sepp-Lorenzino, Ph.D. has served as a member of our board of directors since April 2026. Dr. Sepp-Lorenzino has served as Principal of GNMmeds LLC, a consulting firm focused on genomic medicine research and development, since January 2025. Dr. Sepp-Lorenzino has served as a member of the board of directors of Taysha Gene Therapies, Inc., a publicly traded biotechnology company, since November 2020. Dr. Sepp-Lorenzino previously served as Executive Vice President, Chief Scientific Officer of Intellia Therapeutics, Inc., a publicly traded biotechnology company, from May 2019 to January 2025 and as Scientific Advisor until December 2025. From 2017 to May 2019, Dr. Sepp-Lorenzino served as Vice President, Head of Nucleic Acid Therapies at Vertex Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. Dr. Sepp-Lorenzino previously held roles at Alnylam Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2014 to 2017, and at Merck & Co., a publicly traded pharmaceutical company, in Oncology and RNA Therapeutics from 1999 to 2014. Dr. Sepp-Lorenzino earned a professional degree in biochemistry from the Universidad de Buenos Aires in Argentina and an M.S. and Ph.D. in biochemistry from New York University. Our board of directors believes that Dr. Sepp-Lorenzino is qualified to serve as a director based upon her extensive experience in research and development of nucleic acid therapies and genomic medicines.

Tolga Tanguler has served as a member of our board of directors since November 2024. Mr. Tanguler has served as Chief Commercial Officer of Alnylam Pharmaceuticals, Inc., a biopharmaceutical company, since January 2021. Mr. Tanguler also served as the Head of U.S. Organization of Alexion Pharmaceuticals, Inc., a biopharmaceutical company, from November 2018 to December 2020 and as President of Pfizer Rare Disease for the North America region from October 2014 to October 2018. Mr. Tanguler holds a B.S. in Finance and Economics from Istanbul University and an MBA from the Michigan State University. Our board of directors believes Mr. Tanguler is qualified to serve on our board of directors because of his experience holding senior leadership positions within commercial-stage biopharmaceutical companies.

Tim Van Hauwermeiren has served as a member of our board of directors since July 2024. Mr. Van Hauwermeiren is the co-founder and has served as Chief Executive Officer of argenx SE, a public biopharmaceutical company, since July 2008, and has served as a member of its board of directors since July 2017. Mr. Van Hauwermeiren previously served on the boards of directors of iTeos Therapeutics, Inc., a public biotech company, from 2018 until its acquisition by Concentra Biosciences in 2025 and RayzeBio, Inc., a private biotech company, from 2023 until its acquisition by Bristol Myers Squibb in 2024. Mr. Van Hauwermeiren holds a B.Sc. and M.Sc. in bioengineering from Ghent University (Belgium) and an Executive MBA from The Vlerick School of Management. Our board of directors believes Mr. Van Hauwermeiren is qualified to serve on our board of directors because of his experience as a founder and executive in the biopharmaceutical industry and experience in public company board leadership.

Director Independence

Our common stock is listed on the Nasdaq Global Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions and phase-in periods, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Mette Kirstine Agger, Steven Altschuler, M.D., Paula HJ Cholmondeley, Brenda Cooperstone, M.D., Reinaldo Diaz, Laura Sepp-Lorenzino, Ph.D., Toga Tanguler and Tim Van Hauwermeiren , representing eight of our nine directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. R. Nolan Townsend is not an independent director because he is our Chief Executive Officer.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them. There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Steven Altschuler, M.D. As a general policy, our board of directors believes that separation of the positions of chairperson of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, R. Nolan Townsend serves as our Chief Executive Officer while Dr. Altschuler serves as the chairperson of our board of directors, but is not an officer. We currently expect and intend the positions of chairperson of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future. We believe that our board leadership structure is appropriate for our Company. In particular, we believe that having a majority of independent directors who are all actively involved in meetings of the board of directors and its committees and who activate engagement with management for oversight of our key risk areas is appropriate for our Company. In addition, our board of directors, including our leadership, is comprised of individuals who have expertise in research, product and clinical development, finance, accounting, corporate development and general management of other biopharmaceutical companies.

Board Committees and Meetings

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors has also established a science and technology committee, which may include individuals who are not serving on our board of directors. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee is a standing committee and operates pursuant to a separate written charter adopted by our board of directors that is available on the Investors section of our website at ir.lexeotx.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference into this proxy statement the information on or accessible through our website.

Our board of directors met nine times during fiscal year 2025. During fiscal year 2025, each of our directors attended 75% or more of the aggregate of (a) the total number of meetings of the board of directors held while a director (during the period in which the director served on the board of directors) and (b) the total number of meetings held by all committees on which the director served (during the period in which the director served on such committees). Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we invite all directors to attend.

Audit Committee

The audit committee consists of Ms. Cholmondeley, Ms. Agger and Mr. Diaz. Ms. Cholmondeley is the chair of the audit committee. Our board of directors has determined that all members are independent under the listing standards of Nasdaq and Rule 10A-3(b)(1) of the Exchange Act and that Ms. Cholmondeley is an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2012, as amended, and possesses financial sophistication, as defined under the rules of Nasdaq. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable requirements. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Among other matters, our audit committee also:

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manages the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year-end operating results;
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develops procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviews related person transactions;
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obtains and reviews a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;
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approves or, as permitted, pre-approves, audit and permissible non-audit services to be performed by the independent registered public accounting firm and compensation to be paid therefor;
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reviews and evaluates on an annual basis the performance of the audit committee and the audit committee charter; and
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any other responsibility delegated to it by the board of directors from time to time, such as oversight of our cybersecurity risk management process.

The audit committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq listing rules. Our audit committee’s written charter may be located on our website at ir.lexeotx.com. The audit committee met four times in fiscal year 2025.

Compensation Committee

The compensation committee consists of Mr. Diaz, Dr. Altschuler and Mr. Tanguler, each of whom meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Mr. Diaz is the chair of the compensation committee. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The compensation committee oversees our compensation policies, plans and benefits programs. Among other matters, our compensation committee also:

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reviews, modifies and approves (or if it deems appropriate, makes recommendations to the full board of directors regarding) our overall compensation strategy and policies;
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makes recommendations to the full board of directors regarding the compensation and other terms of employment of our executive officers;
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reviews and makes recommendations to the full board of directors regarding performance goals and objectives relevant to the compensation of our executive officers and assesses their performance against these goals and objectives; and
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reviews and approves (or if it deems appropriate, makes recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifies, amends or terminates existing plans and programs.

The compensation committee has the right, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers to assist the compensation committee in fulfilling its responsibilities under the compensation committee’s written charter, only after taking into consideration the factors listed in Nasdaq Rule 5605(d)(3).

The compensation committee also has the right to take recommendations of our Chief Executive Officer into account in determining the compensation of executive officers other than our Chief Executive Officer.

The compensation committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq listing rules. Our compensation committee’s written charter may be located on our website at ir.lexeotx.com. The compensation committee met five times in fiscal year 2025.

Alpine Rewards, LLC (“Alpine”) has been engaged by our compensation committee and serves as its compensation consultant. Alpine assists our compensation committee on executive compensation matters including overall compensation program design, peer group development and collecting market data to inform changes to our compensation program. Our compensation committee has determined that Alpine is independent and that the work of Alpine does not raise any “conflict of interest” in accordance with Item 407(e)(3)(iv) of Regulation S-K and the listing standards of Nasdaq.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Ms. Agger, Mr. Van Hauwermeiren and Dr. Cooperstone, each of whom meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Ms. Agger is the chairperson of the nominating and corporate governance committee. The nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Among other matters, our nominating and corporate governance committee also:

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identifies, reviews, evaluates, nominates and recommends candidates to serve on our board of directors;
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determines the minimum qualifications for service on our board of directors;
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evaluates director performance on the board and applicable committees of the board and determines whether continued service on our board is appropriate;
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evaluates nominations by stockholders of candidates for election to our board of directors; and
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considers and assesses the independence of members of our board of directors.

Our nominating and corporate governance committee operates under a written charter that satisfies applicable rules of the SEC and Nasdaq listing rules. Our nominating and corporate governance committee’s written charter may be located on our website at ir.lexeotx.com. The nominating and corporate governance committee met three times in fiscal year 2025.

Science and Technology Committee

Our science and technology committee consists of Dr. Cooperstone, Dr. Altschuler, Dr. Sepp-Lorenzino, and Ronald G. Crystal, M.D. Dr. Cooperstone is the chairperson of the science and technology committee. The science and technology committee assists our board of directors in its oversight of our intellectual property, technology, research and development programs and relevant scientific activities and advances. The science and technology committee is also responsible for monitoring relevant emerging trends in science and technology and advising on potential impact to us.

Our science and technology committee operates under a written charter that was approved by our board of directors and which may be located on our website at ir.lexeotx.com.

Identifying and Evaluating Director Nominees

Our board of directors has delegated to the nominating and corporate governance committee the responsibility of identifying individuals qualified to become members of the board of directors and recommending to the board of directors nominees to fill vacancies and newly created directorships and the nominees to stand for election as directors. If the nominating and corporate governance committee determines that an additional or replacement director is required, it may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board of directors or management.

In its evaluation of director candidates, the nominating and corporate governance committee will consider the current knowledge, experience and capability of the board of directors and the needs of the board of directors. Some of the factors that our nominating and corporate governance committee considers include, without limitation, skills, prior professional experience, and, in the case of incumbent directors whose terms of office are set to expire, such directors’ overall service to the board of directors including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence.

Nominees must also have the highest personal and professional ethics, a background and expertise that is useful to us and complementary to the background of other directors and a willingness to devote the required time to duties and responsibilities of the board of directors and any committees to which he or she may be appointed.

Role of the Board in Risk Oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including operational, cybersecurity, credit and liquidity risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters, financial reporting and legal and regulatory requirements. The nominating and corporate governance committee is responsible for identifying, evaluating and recommending to our board of directors’ nominees for election and the composition of our board of directors and its committees. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our board of directors is regularly informed on risks related to our overall operations as a clinical stage gene medicine company, as well as through discussions from committee members about their respective areas of risk oversight. The board of directors’ allocation of risk oversight responsibility may change from time to time based on our evolving needs.

Our board of directors believes its current leadership structure supports the risk oversight function of the board. Given the operating experience of our board members, either as executive officers or members of the board of directors of other biopharmaceutical companies, we believe that our board leadership structure has the requisite experience and expertise to oversee the board of directors’ risk oversight function. There is also open communication between management and directors through periodic reviews of our key risk areas and mitigation steps to reduce our risk exposure, and all directors are actively involved in the risk oversight function.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation, our amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2027 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters-Stockholder Proposals or Director Nominations for 2027 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our corporate secretary by mail to our principal executive offices at Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010. Our corporate secretary will review all incoming communications and will forward such communication to the board of directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate in which case our corporate secretary shall discard the communication.

These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of business conduct and ethics are available on our website at ir.lexeotx.com. We will post amendments to our code of business conduct and ethics or any waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Non-Employee Director Compensation Policy

We adopted a non-employee director compensation policy (the “Director Compensation Policy”) that became effective upon the closing of our initial public offering in November 2023 and that may be amended at any time in the sole discretion of the board of directors or the compensation committee. Under our Director Compensation Policy as currently in effect, each non-employee and non-consultant director (each, an “Eligible Director”) upon first becoming a director receives an initial option to purchase 50,000 shares of common stock (the “Initial Grant”). The Initial Grant vests over a three-year period in equal annual installments after the grant date, subject to continued service through each vesting date. Additionally, each Eligible Director automatically receives an annual option to purchase 25,000 shares (the “Annual Grant”), effective on the date of each annual meeting of the stockholders; provided, each Eligible Director who is first elected to the board of directors other than at an annual meeting of the stockholders receives an Annual Grant pro-rated for the number of months such Eligible Director has been an Eligible Director as of the next annual meeting of the stockholders, subject to the requirement that the Eligible Director has been an Eligible Director for at least six (6) months. The Annual Grant vests on the earlier of one year following the grant date or the next annual meeting of stockholders, subject to continued service through the vesting date. All awards under the Director Compensation Policy accelerate and vest upon a change in control. The exercise price of all options under the Director Compensation Policy is the fair market value on the date of grant.

Cash Compensation

All non-employee directors are entitled to receive the following cash compensation for their services:

Position	Annual Cash Retainer
Base Director Fee	$40,000
Additional Chairperson Fee
Chair of the Board of Directors	$30,000
Chair of the Audit Committee	$15,000
Chair of the Compensation Committee	$12,000
Chair of the Nominating and Corporate Governance Committee	$12,000
Chair of the Science and Technology Committee	$12,000
Additional Committee Member Fee (excluding chairpersons)
Audit Committee	$7,500
Compensation Committee	$6,000
Nominating and Corporate Governance Committee	$6,000
Science and Technology Committee	$6,000

Director Compensation for Fiscal Year Ending 2025

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our board of directors for the fiscal year ending December 31, 2025. Directors who are also our employees receive no additional compensation for their service as directors. For the fiscal year ending December 31, 2025, Mr. Townsend was an employee and executive officer of the Company and therefore, did not receive compensation as a director. See “Executive Compensation” for additional information regarding Mr. Townsend’s compensation. Additionally, Dr. Sepp-Lorenzino is not included below as she was appointed to our board of directors in April 2026 and therefore did not receive any compensation prior to her appointment date.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mette Kirstine Agger	59,500	—	81,361	—	—	—	140,861
Steven Altschuler, M.D.	82,000	—	81,361	—	—	—	163,361
Paula HJ Cholmondeley	59,614	—	81,361	—	—	—	140,975
Brenda Cooperstone, M.D.	58,000	—	81,361	—	—	—	139,361
Reinaldo Diaz	59,500	—	81,361	—	—	—	140,861
Tolga Tanguler	41,386	—	47,459	—	—	—	88,845
Tim Van Hauwermeiren	46,000	—	74,579	—	—	—	120,579

(1)
The amounts reported consist of the aggregate grant-date fair values of Initial Grants and Annual Grants awarded to the non-employee director under our Director Compensation Policy in 2025, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). The assumptions used in calculating the grant-date fair value of these awards are set forth in Notes 2 and 8 to our audited financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 30, 2026. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting or exercise of the applicable awards.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2025.

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Mette Kirstine Agger	—	79,000
Steven Altschuler, M.D.	—	162,625
Paula HJ Cholmondeley	—	87,184
Brenda Cooperstone, M.D.	—	102,812
Reinaldo Diaz	—	79,000
Tolga Tanguler	—	50,583
Tim Van Hauwermeiren	—	58,916

Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. See “Certain Relationships and Related Person Transactions-Indemnification of Directors and Officers.”

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of the date of this proxy statement. Information regarding Mr. Townsend, who also serves as a director, is set forth above under “Directors and Corporate Governance-Continuing Directors.”

Name	Age	Position(s)
R. Nolan Townsend	46	Chief Executive Officer and Director
Narinder Bhalla, M.D.	62	Chief Medical Officer
Jose Manuel Otero, Ph.D.	47	Chief Operating Officer
Louis Tamayo	50	Chief Financial Officer

Narinder P. Bhalla, M.D. has served as our Chief Medical Officer since January 2026. Prior to joining Lexeo, Dr. Bhalla served as Senior Vice President and Head of Global Medical, Immunology & Cardiovascular at Bristol Myers Squibb Company from February 2025 to January 2026. Prior to Bristol Myers Squibb, Dr. Bhalla held roles at AstraZeneca Pharmaceuticals LP from 2015 to 2022, including Executive Director – Head of Cardiovascular and Franchise Lead, Biopharmaceuticals Medical, from January 2022 to April 2022, and as Executive Director – Head of Cardiovascular, Biopharmaceuticals Medical, from October 2019 to December 2021. Dr. Bhalla completed his training at NYU Langone Medical Center, and he received his M.D. from the University at Buffalo and his B.S. from Binghamton University.

Jose Manuel Otero, Ph.D. has served as our Chief Operating Officer since January 2026 and previously served as our Chief Technical Officer from May 2024 until January 2026. Before joining Lexeo, Dr. Otero worked at a private clinical-stage biotechnology company, Auregen Biotherapeutics, Inc., as Chief Technical Officer from April 2023 to May 2024. Prior to Auregen Biotherapeutics, Dr. Otero served as Vice President, Senior Vice President, and Chief Technology Officer of Turnstone Biologics, Inc., a clinical stage biotechnology company from April 2017 to March 2023, and also spent more than a decade at Merck & Co., Inc., a global pharmaceutical company, and held several roles of increasing responsibility there. Since 2020, he has also served as a member of the governing council on the Connecticut Academy of Science and Engineering board. Since January 2024, Dr. Otero has also served as a board member of Cellipoint Bioservices, Inc. Dr. Otero received his B.S in Chemical Engineering, and M.S. in Biomedical engineering from Massachusetts Institute of Technology. He received his Ph.D. in Chemical and Biological engineering from Chalmers University of Technology.

Louis Tamayo has served as our Chief Financial Officer since August 2025. Prior to joining Lexeo, Mr. Tamayo served as the Senior Vice President – Head of Operational Excellence at Siemens Healthineers AG from February 2023 to September 2024. He also served as Senior Vice President – Head of Product Franchise Finance at Siemens Healthineers AG from October 2020 to February 2023. From 2016 to October 2020, Mr. Tamayo served as the Vice President – Head of Research and Development Finance (Product Lifecycle Management) at Siemens Healthineers AG. From 2014 to 2016, Mr. Tamayo served as the Vice President – Business Unit Chief Financial Officer, Diabetes Care at Becton, Dickinson and Company. Prior to Becton, Dickinson and Company, Mr. Tamayo previously held various senior leadership roles at Pfizer from 2000 to 2014, including Senior Director – Regional Head of Strategy and Analytics, Regional Finance Director – US Primary Care, and Director – Asia-Pacific Finance Program Office. Mr. Tamayo holds a B.B.A. in Finance and Marketing from Northeastern University.

EXECUTIVE COMPENSATION

Summary Compensation Table

Our named executive officers for the fiscal year ended December 31, 2025 which consist of our principal executive officer, and the next two most highly compensated executive officers, are:

•
R. Nolan Townsend, our Chief Executive Officer and Director;
•
Louis Tamayo, our Chief Financial Officer; and
•
Jenny R. Robertson, J.D., our former Chief Legal Officer.

The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal years 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
R. Nolan Townsend	2025	632,700	—	1,493,488	1,165,982	347,985	10,785	3,650,940
Chief Executive Officer and Director	2024	600,000	—	633,500	2,833,754	297,000	10,994	4,375,248
Louis Tamayo (3)	2025	181,818	—	215,550	1,066,013	197,760	4,774	1,665,915
Chief Financial Officer	2024	—	—	—	—	—	—	—
Jenny R. Robertson, J.D.(4)	2025	459,600	—	485,613	407,444	183,840	609,386 (5)	2,145,883
Former Chief Legal Officer	2024	436,500	—	343,900	1,532,228	160,632	11,850	2,485,110

(1)
The amounts reported consist of the aggregate grant-date fair value of restricted stock units or stock options awarded to the named executive officer, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). The assumptions used in calculating the grant-date fair value of these awards are set forth in Notes 2 and 8 to our audited financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 30, 2026.
(2)
The amounts reported for fiscal year 2025 consist of matching contributions from the Company for the contributions made to the 401(k) plan by the Named Executive Officer and a technology stipend.
(3)
Mr. Tamayo joined the Company in August 2025.
(4)
Ms. Robertson resigned from her employment as of December 31, 2025.
(5)
Also includes (i) the aggregate modification-date fair value of $62,417 on December 2, 2025 for the accelerated vesting of 7,502 restricted stock units as of March 31, 2026, calculated in accordance with FASB ASC Topic 718, which were granted on January 5, 2024 and January 7, 2025 pursuant to our 2023 Equity Incentive Plan (the “2023 Plan”), (ii) the aggregate modification-date fair value of $24,179 on December 2, 2025 for the accelerated vesting of stock options to purchase an aggregate 7,507 shares of our common stock as of March 31, 2026, calculated in accordance with FASB ASC Topic 718, which were granted on March 14, 2023 and August 22, 2023 pursuant to our 2021 Equity Incentive Plan (the “2021 Plan”), (iii) the aggregate modification-date fair value of $79,825 on December 2, 2025 for the accelerated vesting of stock options to purchase an aggregate 22,397 shares of our common stock as of March 31, 2026, calculated in accordance with FASB ASC Topic 718, which were granted on January 5, 2024 and January 7, 2025 pursuant to our 2023 Plan, (iv) the aggregate incremental modification-date fair value of $226,264 on December 2, 2025 for the nine-month extension of post-separation exercise periods of stock options to purchase an aggregate 123,386 shares of our common stock as of March 31, 2026, calculated in accordance with FASB ASC Topic 718, which were granted on March 14, 2023 and August 22, 2023 pursuant to our 2021 Plan, (v) the aggregate incremental modification-date fair value of $186,577 on December 2, 2025 for the nine-month extension of post-separation exercise periods of stock options to purchase an aggregate 120,733 shares of our common stock as of March 31, 2026, calculated in accordance with FASB ASC Topic 718, which were granted on January 5, 2024 and January 7, 2025 pursuant to our 2023 Plan, and (vi) $18,185 of COBRA continuation coverage premiums through June 30, 2026 paid by us; each in connection with Ms. Robertson's separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”.

Employment Arrangements with our Named Executive Officers

R. Nolan Townsend

We entered into an employment agreement with Mr. Townsend, our Chief Executive Officer, on September 28, 2023, which was amended on September 14, 2025. The employment agreement has no specific term and provides for at-will employment. Mr. Townsend’s current annual base salary, effective as of January 1, 2026, is $665,000.00, and Mr. Townsend’s annual target bonus is 55% of his annual base salary.

Louis Tamayo

We entered into an employment agreement with Mr. Tamayo, our Chief Financial Officer, on August 15, 2025, which was amended on September 14, 2025. The employment agreement has no specific term and provides for at-will employment. Mr. Tamayo’s annual base salary effective as of January 1, 2026 is $497,100.00, and Mr. Tamayo’s annual target bonus is 40% of his annual base salary.

Jenny R. Robertson, J.D.

We entered into an employment agreement with Ms. Robertson, our former Chief Legal Officer, on September 28, 2023, which was amended on September 14, 2025. The employment agreement had no specific term and provided for at-will employment. As of January 1, 2025, and through December 31, 2025, Ms. Robertson’s annual base salary was $459,600, and her annual target bonus was 40% of her annual base salary. Ms. Robertson transitioned from her role as our Chief Legal Officer effective December 31, 2025, and served as a consultant to us through March 31, 2026. In connection with this transition, we entered into a transition and consulting agreement with Ms. Robertson. Subject to the terms of the transition and consulting agreement, Ms. Robertson was eligible to receive (i) a lump sum payment in the amount of $229,800, (ii) a discretionary annual bonus for 2025 as determined by the compensation committee of our board of directors, (iii) COBRA continuation coverage premiums paid by us through June 30, 2026, (iv) an extension of the exercise period to 12 months following March 31, 2026 for vested stock option equity awards, and (v) the accelerated vesting of equity awards to March 31, 2026 that were previously scheduled to vest from April 1, 2026 to September 1, 2026, subject to continuing service through March 31, 2026. Subject to her execution of a supplemental release agreement, she was eligible for a payment in the amount of $1,000.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
R. Nolan Townsend	2/16/2021(3)	118,655	—	$2.33	2/15/2031	—	—
R. Nolan Townsend	11/15/2021(4)	519,150	—	$4.87	11/14/2031	—	—
R. Nolan Townsend	8/22/2023(5)	106,472	—	$11.02	8/21/2033	—	—
R. Nolan Townsend	1/5/2024(6)	125,784	136,716	$14.48	1/4/2034	—	—
R. Nolan Townsend	1/7/2025(7)	—	207,500	$7.33	1/6/2035	—	—
R. Nolan Townsend	1/5/2024(8)	—	—	—	—	24,607	$244,348
R. Nolan Townsend	1/7/2025(9)	—	—	—	—	67,000	$665,310
R. Nolan Townsend	1/7/2025(10)	—	—	—	—	103,750	$1,030,238
Louis Tamayo	8/29/2025(11)	—	280,000	$4.79	8/28/2035	—	—
Louis Tamayo	8/29/2025(12)	—	—	—	—	45,000	$446,850
Jenny R. Robertson, J.D.	5/6/2022(13)	68,874	—	$15.15	5/5/2032	—	—
Jenny R. Robertson, J.D.	3/14/2023(14)	27,187	—	$17.59	3/13/2033	—	—
Jenny R. Robertson, J.D.	8/22/2023(15)	39,455	—	$11.02	8/21/2033	—	—
Jenny R. Robertson, J.D.	1/5/2024(16)	68,284	74,216	$14.48	1/4/2034	—	—
Jenny R. Robertson, J.D.	1/7/2025(17)	—	72,500	$7.33	1/6/2035	—	—
Jenny R. Robertson, J.D.	1/5/2024(18)	—	—	—	—	13,357	$132,635
Jenny R. Robertson, J.D.	1/7/2025(19)	—	—	—	—	20,100	$199,593
Jenny R. Robertson, J.D.	1/7/2025(20)	—	—	—	—	36,250	$359,963

(1)
Outstanding options to purchase shares of our common stock granted prior to November 2, 2023 were granted pursuant to our 2021 Plan, and outstanding options to purchase shares of our common stock granted on or after November 2, 2023 were granted pursuant to our 2023 Plan.
(2)
This column represents the fair market value of a share of our common stock on the date of grant, as determined by (i) our board of directors for outstanding options to purchase shares of our common stock granted prior to November 2, 2023 pursuant to our 2021 Plan, and (ii) the closing price of our common stock on the date of grant for outstanding options to purchase shares of our common stock granted on or after November 2, 2023 pursuant to our 2023 Plan.
(3)
Vesting Commencement Date: November 21, 2020. 25% of the shares underlying the option vested on November 21, 2021, and 1/48th of the shares underlying the option vested in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(4)
Vesting Commencement Date: August 11, 2021. 25% of the shares underlying the option vested on August 11, 2022, and 1/48th of the shares underlying the option vested in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(5)
Vesting Commencement Date: August 22, 2023. 25% of the shares underlying the option vested on August 22, 2024, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(6)
Vesting Commencement Date: January 5, 2024. 25% of the shares underlying the option vested on January 5, 2025, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(7)
Vesting Commencement Date: January 7, 2025. 25% of the shares underlying the option vested on January 7, 2026, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(8)
Vesting Commencement Date: February 15, 2024. One-fourth (1/4) of the number of restricted stock units granted vested on February 15, 2025, and one-sixteenth (1/16) of the number of restricted stock units granted vested or shall vest in quarterly installments on each May 15, August 15, November 15, and February 15 thereafter, subject to the Reporting Person's continuous service.

(9)
Vesting Commencement Date: January 7, 2025. 33% of the number of performance restricted stock units granted vested on October 15, 2025, and the unvested performance restricted stock units shall vest upon the achievement of certain performance conditions by June 30, 2026, subject to the Reporting Person's continuous service.
(10)
Vesting Commencement Date: February 15, 2025. One-fourth (1/4) of the number of restricted stock units granted vested on February 15, 2026, and one-sixteenth (1/16) of the number of restricted stock units granted shall vest in quarterly installments on each May 15, August 15, November 15, and February 15 thereafter, subject to the Reporting Person's continuous service
(11)
Vesting Commencement Date: August 15, 2025. 25% of the shares underlying the option shall vest on August 15, 2026, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(12)
Vesting Commencement Date: August 15, 2026. One-fourth (1/4) of the number of restricted stock units granted shall vest on August 15, 2026, and one-sixteenth (1/16) of the number of restricted stock units granted vested or shall vest in quarterly installments on each May 15, August 15, November 15, and February 15 thereafter, subject to the Reporting Person's continuous service.
(13)
Vesting Commencement Date: March 21, 2022. 25% of the shares underlying the option vested on March 21, 2023, and 1/48th of the shares underlying the option vested in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(14)
Vesting Commencement Date: January 1, 2023. (i) 25% of the shares underlying the option vested on January 1, 2024, (ii) 1/48th of the shares underlying the option vested in monthly installments thereafter through March 1, 2026, and (iii) in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, 1/48th of the shares underlying the option that were scheduled to vest in monthly installments from April 1, 2026 through September 1, 2026 vested as of March 31, 2026, subject to the Reporting Person’s continuous service.
(15)
Vesting Commencement Date: August 22, 2023. (i) 25% of the shares underlying the option vested on August 22, 2024, (ii) 1/48th of the shares underlying the option vested in monthly installments thereafter through March 22, 2026, and (iii) in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, 1/48th of the shares underlying the option that were scheduled to vest in monthly installments from April 22, 2026 through August 22, 2026 vested as of March 31, 2026, subject to the Reporting Person’s continuous service.
(16)
Vesting Commencement Date: January 5, 2024. (i) 25% of the shares underlying the option vested on January 5, 2025, (ii) 1/48th of the shares underlying the option vested in monthly installments thereafter through March 5, 2026, and (iii) in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, 1/48th of the shares underlying the option that were scheduled to vest in monthly installments from April 5, 2026 through August 5, 2026 vested as of March 31, 2026, subject to the Reporting Person’s continuous service.
(17)
Vesting Commencement Date: January 7, 2025. (i) 25% of the shares underlying the option vested on January 7, 2026, (ii) 1/48th of the shares underlying the option vested on each of February 7, 2026 and March 7, 2026, and (iii) in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, 1/48th of the shares underlying the option that were scheduled to vest in monthly installments from April 7, 2026 through August 7, 2026 vested as of March 31, 2026, subject to the Reporting Person’s continuous service.
(18)
Vesting Commencement Date: February 15, 2024. (i) One-fourth (1/4) of the number of restricted stock units granted vested on February 15, 2025, (ii) one-sixteenth (1/16) of the number of restricted stock units granted vested in quarterly installments on each of May 15, 2025, August 15, 2025, November 15, 2025, and February 15, 2026, and (iii) in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, one-sixteenth (1/16) of the number of restricted stock units granted that were scheduled to vest on each of May 15, 2026 and August 15, 2026 vested as of March 31, 2026, subject to the Reporting Person's continuous service.
(19)
Vesting Commencement Date: February 15, 2025. One-fourth (1/4) of the number of restricted stock units granted vested on February 15, 2026, and in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, one-sixteenth (1/16) of the number of restricted stock units granted that were scheduled to vest on each of May 15, 2026 and August 15, 2026 vested as of March 31, 2026, subject to the Reporting Person's continuous service.
(20)
Vesting Commencement Date: January 7, 2025. 33% of the number of performance restricted stock units granted vested on October 15, 2025, and in connection with Ms. Robertson’s separation from the Company and the terms of her transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers”, the unvested performance restricted stock units that would have vested upon the achievement of certain performance conditions by June 30, 2026, subject to the Reporting Person's continuous service, were forfeited as of March 31, 2026.

Other Compensation and Benefits

We maintain broad-based employee benefit plans and programs for the benefit of our employees, in which our named executive officers are entitled to participate. All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees.

We currently maintain a 401(k) retirement savings plan for the benefit of our employees who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax-qualified plan under the Internal Revenue Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we provide matching contributions of 50% on the first 6% of each participating employee’s deferral up to the contribution limit permitted under the Internal Revenue Code.

Potential Payments upon Termination or Change in Control

R. Nolan Townsend

Under the employment agreement we entered into with R. Nolan Townsend, as amended, which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” if Mr. Townsend is terminated without "cause" by us or resigns for "good reason," in either case within three months prior to or within 12 months following a “change in control” (as defined in his employment agreement), then Mr. Townsend will be eligible to receive the following severance benefits: (1) severance pay equal to 100% of Mr. Townsend’s then-current base salary for a period of 18 months, payable in a single lump sum 60 days following Mr. Townsend’s last day of employment; (2) a bonus calculated at 150% of the target annual discretionary cash bonus, payable in a single lump sum within 30 days following Mr. Townsend’s last day of employment; and (3) reimbursement of COBRA premiums for him and his eligible dependents from his last day of employment until the earlier of: (i) 18 months, (ii) the time Mr. Townsend accepts employment with another employer that provides comparable benefits, or (iii) the date Mr. Townsend ceases to be eligible for COBRA continuation coverage for any reason, including plan termination. In addition, 100% of the shares subject to the then unvested and outstanding options, restricted stock units, and other equity awards granted to Mr. Townsend will vest.

As a condition to receiving the severance benefits above, Mr. Townsend must sign and not revoke a general release agreement in a form reasonably acceptable to us within the time period set forth in his employment agreement and continue to comply with his obligations related to confidentiality and competitive activity.

Louis Tamayo

Under the employment agreement we entered into with Louis Tamayo, as amended, which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” if Mr. Tamayo is terminated without "cause" by us or resigns for "good reason," in either case within three months prior to or within 12 months following a “change in control” (as defined in his employment agreement), then Mr. Tamayo will be eligible to receive the following severance benefits: (1) severance pay equal to 100% of Mr. Tamayo's then-current base salary for a period of 12 months, payable in a single lump sum 60 days following Mr. Tamayo's last day of employment; (2) a bonus calculated at 100% of his target annual discretionary cash bonus, payable in a single lump sum within 30 days following Mr. Tamayo's last day of employment; and (3) reimbursement of COBRA premiums for him and his eligible dependents from his last day of employment until the earlier of: (i) 12 months, (ii) the time Mr. Tamayo accepts employment with another employer that provides comparable benefits, or (iii) the date Mr. Tamayo ceases to be eligible for COBRA continuation coverage for any reason, including plan termination. In addition, 100% of the shares subject to the then unvested and outstanding options, restricted stock units, and other equity awards granted to Mr. Tamayo will vest.

As a condition to receiving the severance benefits above, Mr. Tamayo must sign and not revoke a general release agreement in a form reasonably acceptable to us within the time period set forth in his employment agreement and continue to comply with his obligations related to confidentiality and competitive activity.

Jenny R. Robertson, J.D.

Under the terms of Ms. Robertson’s transition and consulting agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” if within the 90-day period before March 31, 2026 we entered into a definitive agreement resulting in a "change in control" (as defined in her transition agreement), whether the "change in control" occurred before or after March 31, 2026, Ms. Robertson would have been eligible to receive the following benefits: (1) a lump sum payment of $459,600 representing Ms. Robertson's annual base salary as of December 31, 2025, (2) payment of COBRA premiums for her and her eligible dependents through December 31, 2026, and (3) a lump sum payment of $183,840 representing her annual bonus for calendar year 2026. In addition, 100% of the shares subject to the then unvested and outstanding options, restricted stock units, and other equity awards granted to Ms. Robertson would have vested as of the date of the "change in control". Upon expiration of her transition agreement, and following the execution of a supplemental release agreement, Ms. Robertson would be eligible for a payment in the amount of $1,000.

Policy Prohibiting Hedging or Pledging of Securities

Under our Insider Trading and Window Period Policy, no employee or director may engage in short sales, transactions in put or call options, hedging transactions, pledging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time.

Insider Trading Policies and Procedures

We have adopted an insider trading policy that governs the purchase, sale, and other dispositions of our securities by directors, officers, employees, and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable stock exchange listing requirements. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Policies and Practices for Granting Certain Equity Awards

Our board of directors and the compensation committee do not take material nonpublic information into account when determining the timing and terms of any stock option grant. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We have not adopted a formal policy related to timing of awards of stock options in relation to the disclosure of material nonpublic information.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders
2023 Equity Incentive Plan(1)	2,575,096	$8.30	3,154,682
2021 Equity Incentive Plan(2)	1,821,764	$7.96	—
2023 Employee Stock Purchase Plan(3)	—	$-	733,239
Equity compensation plans not approved by security holders
2025 Inducement Equity Plan(4)	—	$-	2,000,000
Total	4,396,860	$8.16	5,887,921

(1)
Our 2023 Plan provides that the number of shares available for issuance under the 2023 Plan will be increased on the first day of each fiscal year in an amount equal to five percent (5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or such other lesser amount as may be determined by our board of directors. On January 1, 2026, the number of shares of our common stock available for issuance under our 2023 Plan increased by 3,650,088 shares pursuant to these provisions. This increase is not reflected in the table above.
(2)
Our board of directors adopted, and our stockholders approved, the 2023 Plan. As a result of our initial public offering and the adoption of the 2023 Plan, we no longer grant awards under the 2021 Plan; however, all outstanding options issued pursuant to the 2021 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2023 Plan.
(3)
Our 2023 Employee Stock Purchase Plan ("2023 ESPP") provides that the number of shares available for issuance under the 2023 ESPP will be increased on the first day of each fiscal year in an amount equal to the least of (i) 477,200 shares, or (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, or such other lesser amount as may be determined by our board of directors. On January 1, 2026, the number of shares of our common stock available for issuance under our 2023 ESPP increased by 477,200 shares pursuant to these provisions. This increase is not reflected in the table above.
(4)
On November 4, 2025, our board of directors adopted the Lexeo Therapeutics, Inc. 2025 Inducement Equity Incentive Plan (the “2025 Inducement Plan”) and reserved 2,000,000 shares for future grant under the 2025 Inducement Plan. The 2025 Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2026 for:

•
each beneficial owner of 5% or more of the outstanding shares of our common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

Applicable percentage ownership is based on 78,520,587 shares of common stock outstanding as of April 15, 2026. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of such person or entity, we deemed to be outstanding (i) all shares of common stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 15, 2026 and (ii) all shares underlying restricted stock units vesting within 60 days of April 15, 2026. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Greater than 5% Stockholders:
Affinity Healthcare Fund, LP(1)	5,217,660	6.6%
Balyasny Asset Management L.P.(2)	7,221,555	8.6%
BlackRock, Inc.(3)	4,885,814	6.2%
Citadel Mult-Strategy Equities Master Fund Ltd. and affiliates(4)	5,405,269	9.0%
Entities affiliated with Frazier Life Sciences Public Fund, L.P.(5)	4,424,725	10.0%
Janus Henderson Group plc(6)	7,291,434	10.0%
Paradigm BioCapital Advisors(7)	4,763,198	6.1%
RA Capital Management, L.P.(8)	5,000,000	6.4%
Suvretta Capital Management, LLC(9)	5,674,778	7.2%
The Vanguard Group(10)	3,894,310	5.0%
Vestal Point Capital, LP(11)	4,117,302	5.2%
Directors and Named Executive Officers:
R. Nolan Townsend(12)	1,064,340	1.3%
Louis Tamayo	—	*
Jenny R. Robertson, J.D.(13)	274,750	*
Steven Altschuler, M.D.(14)	137,625	*
Paula HJ Cholmondeley(15)	92,811	*
Brenda Cooperstone, M.D.(16)	77,812	*
Mette Kirstine Agger(17)	42,000	*
Reinaldo Diaz(18)	42,000	*
Laura Sepp-Lorenzino, Ph.D.(19)	—	*
Tolga Tanguler(20)	12,000	*
Tim Van Hauwermeiren(21)	12,000	*
All current executive officers and directors (12)(22)	1,623,710	2.0%

* Represents beneficial ownership of less than 1%.

(1)
According to the Schedule 13G filed on February 14, 2026. Represents (i) 4,350,358 shares of common stock and (ii) 867,302 shares of common stock issuable upon exercise of warrants held by Affinity Life Sciences Master Fund, L.P. (“Affinity”). Affinity Asset Advisors, LLC (“AAA”), is the investment manager to Affinity and may be deemed to beneficially own the shares held by Affinity. Michael Cho, the managing member of the Adviser, may be deemed a beneficial owner of the shares held by Affinity. The address of Affinity, AAA and Mr. Cho is 140 East 45th Street, 40th Floor, New York, New York 10017.
(2)
According to the Schedule 13G filed on February 12, 2026. Represents (i) 499,881 shares of common stock held by Atlas Diversified Master Fund, Ltd. (“ADMF”), (ii) 1,135,145 shares of common stock held by Atlas Private Holdings (Cayman) Ltd. (“APHC”) and (iii) 5,586,529 shares of common stock issuable from the exercise of warrants held by APHC. Balyasny Asset Management L.P. (“BAM”), is the investment manager to ADMF and APHC and may be deemed to exercise voting and investment power over the shares held by ADMF and APHC. BAM GP LLC (“BAM GP”), is the general partner of BAM and may be deemed to exercise voting and investment power over the shares held by ADMF and APHC. Balyasny Asset Management Holdings LP (“BAM Holdings”), is the sole member of BAM GP and may be deemed to exercise voting and investment power over the shares held by ADMF and APHC. Dames GP LLC (“Dames”), is the general partner of BAM Holdings and may be deemed to exercise voting and investment power over the shares held by ADMF and APHC. Dmitry Balyasny is the managing member of Dames and may be deemed to exercise voting and investment power over the shares held by ADMF and APHC. The address of BAM, BAM GP, BAM Holdings, Dames and Mr. Balyasny is 444 West Lake Street, 50th Floor, Chicago, Illinois 60606.
(3)
According to the Schedule 13G filed on January 21, 2026. BlackRock, Inc. has sole voting power over 4,838,218 shares of common stock and sole dispositive power with respect to 4,885,814 shares of common stock. The address for BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(4)
According to the Schedule 13G filed on February 17, 2026. Represents shares held by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”), Citadel CEMF Investments Ltd. (“CCIL”), CRBU Holdings LLC (“CRBH”) and Citadel Securities LLC (“Citadel Securities”). Each of Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”) and Citadel GP LLC (“CGP”) may be deemed to have shared voting and shared dispositive power over 5,405,269 shares of common stock. Citadel Securities may be deemed to have shared voting and shared dispositive power over 6,600 shares of common stock. Citadel Securities Group LP (“CALC4”) and Citadel Securities GP LLC (“CSGP”) may be deemed to have shared voting and shared dispositive power over 92,950 shares of common stock. Citadel Advisors is the portfolio manager for CM and CCIL. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. Kenneth Griffin owns a controlling interest in CGP. CALC4 is the non-member manager of CRBH and Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin, as the owner of a controlling interest in CGP and CSGP, may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition over 5,498,219 shares of common stock. The above-referenced beneficial ownership includes 1,717,302 shares of common stock issuable upon the exercise of warrants held by affiliates of the reporting persons. This disclosure is not and shall not be construed as an admission that Mr. Griffin or any of the entities listed above is the beneficial owner of any securities of the Company other than the securities actually owned by such person (if any). The address of each of the Reporting Persons is 830 Brickell Plaza, Miami, Florida 33131.
(5)
According to the Schedule 13G filed on February 13, 2026. Represents (i) 3,698,271 shares of common stock held by Frazier Life Sciences Public Fund, L.P. (“FLSPF”), (ii) 87,424 shares of common stock held by Frazier Life Sciences X, L.P. (“FLS X”), (iii) 232,784 shares of common stock held by Frazier Life Sciences XI, L.P. (“FLS XI”) and (iv) 406,246 shares of common stock held by Frazier Life Sciences XII, L.P. (“FLS XII”). FHMLSP, L.P. is the general partner of FLSPF and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P., and each may be deemed to have shared voting and shared dispositive power over the shares held by FLSPF. FHMLS X, L.P. is the general partner of FLS X and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares of common stock held by FLS X.FHMLS XI, L.P. is the general partner of FLS XI and the general partner of FHMLS XI, L.P. is FHMLS XI, L.L.C., and each may be deemed to have shared voting and investment power over the shares held by FLS XI. FHMLS XII, L.P. is the general partner of FLS XII and the general partner of FHMLS XII, L.P. is FHMLS XII, L.L.C., and each may be deemed to have shared voting and investment power over the shares held by FLS XII. The above-referenced beneficial ownership and amounts do not include certain warrants and pre-funded warrants (collectively, the “warrants”) to acquire shares of common stock, the exercise of which is subject to certain beneficial ownership limitations. In this regard, (i) FLSPF holds warrants to purchase 3,428,445 shares, (ii) FLS X holds warrants to purchase 109,280 shares, (iii) FLS XI holds warrants to purchase 290,980 shares and (iv) FLS XII holds warrants to purchase 507,809 shares, each of which cannot be exercised, if, upon giving effect to such exercise, the aggregate number of shares beneficially owned by the holder of such warrant (together with its affiliates or any other persons acting as a group together with such holder) would exceed 9.99% of the number of shares outstanding immediately after giving effect to such exercise. The address of FLSPF, FHMLSP, L.P., FHMLSP, L.L.C., FLS X, FHMLS X, L.P., FHMLS X, L.L.C., FLS XI, FHMLS XI, L.P., FHMLS XI, L.L.C., FLS XII, FHMLS XII, L.P., FHMLS XII, L.L.C., Mr. Topper and Mr. Heron is c/o Frazier Life Sciences Management, L.P., 1001 Page Mill Road, Building 4, Suite B, Palo Alto, California 94304.
(6)
According to the Schedule 13G filed on December 8, 2025. Represents shares held by Janus Henderson Group plc (“Janus Henderson”), and includes certain pre-funded and/or common warrants that are only exercisable within 60 days to the extent that, after giving effect to such exercise, the holders thereof and their affiliated persons would not beneficially own more than 9.99% of the outstanding common stock. Due to current common stock ownership levels, an additional 2,376,427 shares of common stock underlying common warrants are not reflected in the figures reported herein. Janus Henderson has a 100% ownership stake in Janus Henderson Investors U.S. LLC, which may be deemed to be the beneficial owner of 7,291,434 shares of common stock. The address of Janus Henderson is 201 Bishopsgate EC2M 3AE, United Kingdom.
(7)
According to the Schedule 13G filed on February 17, 2026. Represents shares directly beneficially owned by Paradigm BioCapital International Fund Ltd. (the “Fund”). The Fund and one or more separately managed accounts (the “Account”) managed by Paradigm BioCapital Advisors LP (the “Adviser”) directly beneficially own the shares. The Adviser is the investment manager to the Fund and the Account. Paradigm BioCapital Advisors GP LLC (the “Adviser GP”), is the general partner of the Adviser, and Senai Asefaw, M.D., is the managing member of the Adviser GP. The Adviser, the Adviser GP and Dr. Asefaw each may be deemed to beneficially own the shares of common stock directly beneficially owned by the Fund and the Account. Each of the Adviser, the Adviser GP and Dr. Asefaw disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interests therein. The address of the Fund, the Adviser, the Adviser GP and Dr. Asefaw is 767 Third Avenue, 17th Floor, New York, New York 10017.

(8)
According to the Schedule 13G filed on October 27, 2025. Represents shares held by RA Capital Healthcare Fund, L.P. (the “Fund”). RA Capital Management, L.P. (“RA Capital”), is the investment adviser to the Fund and may be deemed to have shared voting and shared dispositive power over the shares held by the Fund. Peter Kolchinsky and Rajeev Shah are the controlling persons of RA Capital Management GP, LLC, the general partner of RA Capital, and may each be deemed to share voting and dispositive power over the shares held by the Fund. Each of RA Capital, Dr. Kolchinsky and Mr. Shah disclaims beneficial ownership of such shares except for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address of the Fund, RA Capital, Dr. Kolchinsky and Mr. Shah is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(9)
According to Schedule 13G filed on April 13, 2026. Represents shares held by Suvretta Capital Management, LLC (“Suvretta”), which may be deemed to have shared voting and shared dispositive power with Averill Master Fund, Ltd. (“Averill”) and Aaron Cowen. Each of Suvretta, Averill and Mr. Cowen disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interests therein. The address of Suvretta and Mr. Cowen is 540 Madison Avenue, 7th Floor, New York, New York 10022. The address of Averill is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands.
(10)
According to the Schedule 13G filed on January 30, 2026. As of December 31, 2025, the Vanguard Group has shared voting power over 421,792 shares and shared dispositive power over 3,894,310 shares. On March 27, 2026, The Vanguard Group filed Amendment No. 1 to Schedule 13G, indicating therein that, on “January 12, 2026, The Vanguard Group, Inc. went through an internal realignment. In accordance with SEC Release No. 34-39538 (January 12, 1998), certain subsidiaries or business divisions of subsidiaries of The Vanguard Group, Inc., that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc., will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc. in reliance on such release. These subsidiaries and/or business divisions pursue the same investment strategies as previously pursued by The Vanguard Group, Inc. prior to the realignment. Further in accordance with SEC Release No. 34-39538 (January 12, 1998), The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions.” As of April 29, 2026, the most recent practicable date prior to the date of this Proxy Statement, no subsidiary or business division of The Vanguard Group, Inc. had reported its beneficial ownership of our Common Stock.
(11)
According to the Schedule 13G filed on November 14, 2025. Represents (i) 3,250,000 shares of common stock and (ii) and 867,302 shares of common stock issuable upon the exercise of warrants held by certain private investment funds and accounts managed by Vestal Point Capital, LP (the “Investment Manager”), which may be deemed to have shared voting and shared dispositive power over the shares held by such funds and accounts. Vestal Point Capital, LLC, is the general partner of the Investment Manager and may be deemed to share such voting and dispositive power. Ryan Wilder is the managing member of Vestal Point Capital, LLC and may be deemed to share such voting and dispositive power. The address of the Investment Manager and Mr. Wilder is 632 Broadway, Suite 602, New York, New York 10012.
(12)
Represents (i) 78,757 shares of Common Stock, (ii) 976,364 shares of Common Stock issuable to Mr. Townsend upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026, including 33,273 unvested shares which may be acquired through early option exercise, and (iii) 9,219 shares of Common Stock issuable to Mr. Townsend upon vesting of restricted stock units within 60 days from April 15, 2026.
(13)
Ms. Robertson resigned from her employment as of December 31, 2025. Represents (i) 30,631 shares of Common Stock and (ii) 244,119 shares of Common Stock issuable to Ms. Robertson upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026.
(14)
Represents 137,625 shares of Common Stock issuable to Dr. Altschuler upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026, including 2,308 unvested shares which may be acquired through early option exercise.
(15)
Represents (i) 30,627 shares of Common Stock and (ii) 62,184 shares of Common Stock issuable to Ms. Cholmondeley upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026, including 13,807 unvested shares which may be acquired through early option exercise.
(16)
Represents 77,812 shares of Common Stock issuable to Dr. Cooperstone upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026, including 17,444 unvested shares which may be acquired through early option exercise.
(17)
Represents 42,000 shares of Common Stock issuable to Ms. Agger upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026.
(18)
Represents 42,000 shares of Common Stock issuable to Mr. Diaz upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026.
(19)
Dr. Sepp-Lorenzino was appointed as a director effective April 28, 2026.
(20)
Represents 12,000 shares of Common Stock issuable to Mr. Tanguler upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026.
(21)
Represents 12,000 shares of Common Stock issuable to Mr. Van Hauwermeiren upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026.

(22)
Represents (i) 136,558 shares of Common Stock, (ii) 1,474,338 shares of Common Stock issuable to our current executive officers and directors upon exercise of outstanding options that are exercisable within 60 days of April 15, 2026, including 66,832 unvested shares which may be acquired through early option exercise and (iii) 12,814 shares of Common Stock issuable to our current executive officers and directors upon vesting of restricted stock units within 60 days from April 15, 2026.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based on our review of such filings and written representations from certain reporting persons that no Form 5 is required, we believe that during the fiscal year ended December 31, 2025, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policy

We have adopted a formal, written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants and in which the amount involved exceeds (a) $120,000 or (b) to the extent we continue to qualify as a “smaller reporting company” under SEC rules and regulations, the lesser of (x) $120,000 or (y) one percent of the average of our total assets at year-end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. Prior to our initial public offering, we did not have a written policy for the review, approval or ratification of transactions with related parties.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, take into account the relevant available facts and circumstances including, among other factors, (1) the risks, costs and benefits to us, (2) the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (3) the availability of other sources for comparable services or products and (4) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

All of the transactions described in the below section titled “Transactions and Relationships with Directors, Officers and 5% Stockholders” were entered into prior to the adoption of this policy, other than the private placement and registration rights agreement discussed below. Although we did not historically have a written policy for the review and approval of transactions with related persons, our board of directors historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described in the below section titled “Transactions and Relationships with Directors, Officers and 5% Stockholders.” Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our board of directors. Our board of directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our stockholders.

Transactions and Relationships with Directors, Officers and 5% Stockholders

Other than compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, the following is a description of each transaction since January 1, 2024, to which we were a party, in which:

•
the amounts involved exceeded or will exceed the lesser of (a) $120,000 and (b) 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Agreement with Eric Adler, M.D.

Stelios Therapeutics Inc. acquisition

On July 16, 2021, we purchased all of the issued and outstanding capital stock of Stelios for initial cash consideration of $7.0 million, with payments of up to an additional $20.5 million due to the selling shareholders upon the achievement of the following milestones when and if we achieve them: clinical candidate selection for either the ARVC or the TNNI3-associated programs; first patient dosed in a Phase 1 clinical trial for any product in our CX43 program; first patient dosed in a Phase 1 clinical trial for any product in our PKP2 program; or first patient dosed in a Phase 1 clinical trial for any candidate in our TNNI3 program. In the third quarter of 2024, a development milestone associated with a clinical candidate selection was achieved resulting in an aggregate payment of $6.0 million to the selling shareholders of Stelios. Dr. Eric Adler, our former Chief Medical Officer and Head of Research and an executive officer, was a co-founder of Stelios and a selling shareholder. Of the $6.0 million milestone payment, Dr. Adler received approximately $1.3 million.

Indemnification of Directors and Officers

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors and officers for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors and officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers (as applicable), except liability for:

•
any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;
•
any act or omission by a director or officer not in good faith or that involves intentional misconduct or a knowing violation of law;
•
a director’s authorization of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law;
•
any transaction from which the director or officer derived an improper personal benefit; or
•
an action by or in the right of the corporation against an officer.

These limitations of liability do not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we are required to indemnify our directors to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated bylaws also provide our board of directors with discretion to indemnify our officers and employees when determined appropriate by the board.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and with each of our executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for our directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL NO. 1:

ELECTION OF CLASS III DIRECTORS

Number of Directors; Board Structure

Our board of directors currently consists of nine members. Our directors are divided into three classes serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

The terms of the Class III directors, R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley, expire at the Annual Meeting. The Class I directors will serve until our annual meeting of stockholders in 2027. The Class II directors will serve until our annual meeting of stockholders in 2028.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley as nominees for election as the Class III directors at the Annual Meeting. If elected, R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley will serve as the Class III directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal. For more information concerning the nominee, please see the section titled “Directors and Corporate Governance.”

R. Nolan Townsend, Brenda Cooperstone and Paula HJ Cholmondeley have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2026. KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our audit committee is submitting the appointment of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of KPMG LLP, then our audit committee may reconsider the appointment. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

Audit and Audit-Related Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2025 and 2024 and fees billed for audit-related, tax, and other services rendered by KPMG LLP during those periods.

	2025	2024
Audit Fees(1)	$660,000	$550,000
Audit-Related Fees(2)	763,480	326,780
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,423,480	$876,780

(1)
“Audit Fees” consisted of fees billed for professional services rendered in connection with the audit of our financial statements, reviews of our quarterly financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
“Audit-Related Fees” consisted of consents and comfort letters rendered in connection with securities offerings, as well as non-recurring audit services, inclusive of consent issuances.

Auditor Independence

In 2025, there were no other professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Pre-Approval Policy for Services of Independent Auditor

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by KPMG LLP for our fiscal years ended December 31, 2025 and 2024 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the SEC or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any prior or future filing under the Exchange Act, except to the extent that Lexeo Therapeutics, Inc. specifically incorporates it by reference in such filing.

The audit committee serves as the representative of the board of directors with respect to its oversight of:

•
the Company’s accounting and financial reporting processes and internal controls of the Company;
•
the audit integrity of the Company’s financial statements;
•
the Company’s compliance with legal and regulatory requirements;
•
the qualifications, independence and performance of the Company’s independent auditors; and
•
the implementation and performance of the Company’s internal audit function, if applicable.

The audit committee also reviews the performance of the Company’s independent registered public accounting firm, KPMG LLP, in the annual audit of the Company’s financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The audit committee is composed of three non-employee directors. The board of directors has determined that Ms. Cholmondeley, Ms. Agger and Mr. Diaz are each independent and that Ms. Cholmondeley is an “audit committee financial expert” under rules of the SEC.

The audit committee provides the board of directors such information and materials as it may deem necessary to make the board of directors aware of financial matters requiring the attention of the board of directors. The audit committee reviews the Company’s financial disclosures and meets privately, outside the presence of management, with the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s 2025 Annual Report on Form 10-K with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to the board of directors.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”) and the applicable requirements of the SEC.

The audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence. In addition, the audit committee has discussed with KPMG LLP its independence from management and the Company, including matters in the letter from KPMG LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with KPMG LLP’s independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The audit committee also has selected KPMG LLP as the independent registered public accounting firm for fiscal year 2026. The board of directors recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Paula HJ Cholmondeley (Chair)

Mette Kirstine Agger

Reinaldo Diaz

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2027 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2027 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 29, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Attn: Corporate Secretary

Lexeo Therapeutics, Inc.
345 Park Avenue South,

Floor 6

New York, New York 10010

(212) 547-9879

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2027 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern, on February 25, 2027; and
•
no later than 5:00 p.m., Eastern, on March 27, 2027.

In the event that we hold our 2027 annual meeting more than 30 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern, on the 120th day prior to the day of our 2027 annual meeting; and
•
no later than 5:00 p.m., Eastern, on the later of the 90th day prior to the day of our 2027 annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

In addition, we are required under SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for our 2027 annual meeting of stockholders, our corporate secretary must receive notice under SEC Rule 14a-19 no later than April 26, 2027. Please note that the notice requirements under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws described above.

Availability of Amended and Restated Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2025 Annual Report

Our financial statements for our fiscal year ended December 31, 2025 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at ir.lexeotx.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010, Attention: Corporate Secretary.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

New York, NY
April 30, 2026

Lexeo Therapeutics, Inc. 345 Park Avenue South, Floor 6, New York, NY 10010 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LXEO2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V96047-P53233 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LEXEO THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. The election of Paula HJ Cholmondeley, Brenda Cooperstone and R. Nolan Townsend as Class III directors. Nominees: For Withhold 1a. Paula HJ Cholmondeley 1b. Brenda Cooperstone 1c. R. Nolan Townsend 2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For Against Abstain NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V96048-P53233 LEXEO THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS June 25, 2026 10:00 AM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) of Lexeo Therapeutics, Inc. hereby appoint(s) R. Nolan Townsend and Louis Tamayo, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LEXEO THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM ET, on June 25, 2026, at www.virtualshareholdermeeting.com/LXEO2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side